Exhibit 10.1

January 30, 2006

Henix Resources, Inc.
19 West 60th Avenue
Vancouver, British Columbia
Canada V5X 1Z3

Ladies and Gentlemen:

RE:     HRI Mineral Claims

James Chih-Huan Shao holds in trust for Henix Resources, Inc. an undivided interest in the following claim:

Tenure No.	Claim Name	Record Date	Expiration Date
526668	HRI	01-30-2006	01-30-2006

James Chih-Huan Shao will deliver full title on demand to Henix Resources, Inc. for as long as the claims are in good standing with the Province of British Columbia.

Yours truly,

JAMES SHAO
James Chih-Huan Shao, MBA, CGA, CIA